Exhibit 99.1

Contact:
Gary J. Fuges, CFA
ValueClick, Inc.
1.818.575.4677

VALUECLICK ANNOUNCES SECOND QUARTER 2009 RESULTS

Westlake Village, CA – August 4, 2009 – ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the second quarter ended June 30, 2009.

Revenue was $130.4 million. Adjusted-EBITDA1 was $34.4 million and adjusted-EBITDA margin was 26.4 percent.

GAAP net income was $14.9 million, or $0.17 per diluted common share. Non-GAAP net income, which excludes discontinued operations, stock-based compensation, and amortization of intangible assets, was $20.4 million, or $0.23 per diluted common share. A table reconciling GAAP net income from continuing operations to non-GAAP diluted net income per common share is included in this press release.

The Company’s comparison shopping and search segment, display advertising business within the media segment, and technology segment performed above expectations, and each delivered revenue growth as compared to the first quarter of 2009. Strength in these businesses was offset by under-performance in the media segment’s lead generation business.

“The second quarter is another example of how ValueClick’s diversified portfolio of performance-based online advertising offerings is driving strong financial results in a challenging macroeconomic environment,” said Tom Vadnais, chief executive officer of ValueClick. “Visibility continues to be limited, but we are confident we have the right technology platforms, relationships, and management to deliver results for advertisers and publishers.”

In the second quarter of 2009, the Company generated approximately $23.5 million in free cash flow, defined as net cash from operations less capital expenditures. The consolidated balance sheet as of June 30, 2009 includes $158.7 million in cash, cash equivalents and marketable securities and no long-term debt.

1 Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

Business Outlook

Today, ValueClick is announcing guidance for the third quarter of 2009:

Guidance
Revenue	$125-$130 million
Adjusted-EBITDA	$30-$32 million
GAAP diluted net income per common share	$0.13-$0.14
Non-GAAP diluted net income per common share	$0.19-$0.20

Third quarter 2009 non-GAAP and GAAP diluted net income per common share guidance assume a 42 percent effective tax rate.

Conference Call Today at 4:30 p.m. ET

Tom Vadnais, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick’s financial performance for the second quarter during a conference call and webcast on August 4 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live Webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through August 11 at (888) 203-1112 and (719) 457-0820 (pass code: 3371004). An archive of the Webcast will also be available through August 11.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world’s largest integrated online marketing services companies, offering comprehensive and scalable solutions to deliver cost-effective customer acquisition for advertisers and transparent revenue streams for publishers. ValueClick’s performance-based solutions allow its customers to reach their potential through multiple online marketing channels, including affiliate and search marketing, display advertising, lead generation, ad serving and related technologies, and comparison shopping. ValueClick brands include Commission Junction, ValueClick Media, Mediaplex, Smarter.com, CouponMountain.com, and PriceRunner. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company’s performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on March 2, 2009; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30,	December 31,
	2009	2008

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$135,205	$122,487
Marketable securities	—	2,175
Accounts receivable, net	74,657	108,611
Other current assets	22,636	20,515

Total current assets	232,498	253,788

Marketable securities, less current portion	23,498	25,750
Property and equipment, net	13,120	15,514
Goodwill	172,593	172,583
Intangible assets, net	67,828	80,042
Other assets	56,346	55,602

TOTAL ASSETS	$565,883	$603,279

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$96,122	$176,605
Non-current liabilities	75,441	73,195

Total liabilities	171,563	249,800
Total stockholders’ equity	394,320	353,479

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$565,883	$603,279

VALUECLICK, INC.
PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended June 30,
	(Unaudited)
	2009	2008

Revenue	$130,364	$158,524
Cost of revenue	39,849	49,042

Gross profit	90,515	109,482
Operating expenses:
Sales and marketing (Note 1)	36,764	44,673
General and administrative (Note 1)	16,735	19,524
Technology (Note 1)	7,318	9,638
Amortization of intangible assets acquired in business combinations	6,287	7,680

Total operating expenses	67,104	81,515

Income from operations	23,411	27,967
Interest income and other, net	1,195	1,410

Income before income taxes	24,606	29,377
Income tax expense	9,734	12,829

Net income from continuing operations	14,872	16,548
Loss from discontinued operations, net of tax impact	—	(59)

Net income	$14,872	$16,489

Basic net income from continuing operations per common share	$0.17	$0.17

Diluted net income from continuing operations per common share	$0.17	$0.17

Basic net income per common share	$0.17	$0.17

Diluted net income per common share	$0.17	$0.17

Weighted-average shares used to compute basic net income per common share	87,071	95,363

Weighted-average shares used to compute diluted net income per common share	87,645	96,133

Note 1 – Includes stock-based compensation as follows:

	Three-month Period
	Ended June 30,
	(Unaudited)
	2009	2008
Sales and marketing	$601	$1,648
General and administrative	1,557	2,947
Technology	362	651

Total stock-based compensation	$2,520	$5,246

VALUECLICK, INC.
PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Six-month Period
	Ended June 30,
	(Unaudited)
	2009	2008

Revenue	$265,405	$327,650
Cost of revenue	83,796	100,294

Gross profit	181,609	227,356
Operating expenses:
Sales and marketing (Note 1)	73,754	94,643
General and administrative (Note 1)	33,229	40,404
Technology (Note 1)	14,984	19,080
Amortization of intangible assets acquired in business combinations	12,539	15,337

Total operating expenses	134,506	169,464

Income from operations	47,103	57,892
Interest income and other, net	1,029	4,457

Income before income taxes	48,132	62,349
Income tax expense	20,043	26,588

Net income from continuing operations	28,089	35,761
Loss from discontinued operations, net of tax impact	—	(105)

Net income	$28,089	$35,656

Basic net income from continuing operations per common share	$0.32	$0.37

Diluted net income from continuing operations per common share	$0.32	$0.37

Basic net income per common share	$0.32	$0.37

Diluted net income per common share	$0.32	$0.37

Weighted-average shares used to compute basic net income per common share	86,949	96,543

Weighted-average shares used to compute diluted net income per common share	87,335	97,345

Note 1 – Includes stock-based compensation as follows:

	Six-month Period
	Ended June 30,
	(Unaudited)
	2009	2008
Sales and marketing	$1,211	$3,262
General and administrative	3,155	6,402
Technology	754	1,288

Total stock-based compensation	$5,120	$10,952

VALUECLICK, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING
OPERATIONS TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended June 30,
	(Unaudited)
	2009	2008
Net income from continuing operations	$14,872	$16,548
Interest income and other, net	(1,195)	(1,410)
Provision for income taxes	9,734	12,829
Amortization of intangible assets acquired in business combinations	6,287	7,680
Depreciation and leasehold amortization	2,136	2,407
Stock-based compensation	2,520	5,246

Adjusted-EBITDA	$34,354	$43,300

	Six-month Period
	Ended June 30,
	(Unaudited)
	2009	2008
Net income from continuing operations	$28,089	$35,761
Interest income and other, net	(1,029)	(4,457)
Provision for income taxes	20,043	26,588
Amortization of intangible assets acquired in business combinations	12,539	15,337
Depreciation and leasehold amortization	4,322	4,845
Stock-based compensation	5,120	10,952

Adjusted-EBITDA	$69,084	$89,026

Note 1 – “Adjusted-EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company’s business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO NON-GAAP DILUTED NET INCOME PER
COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended June 30,
	2009	2008
GAAP net income from continuing operations	$14,872	$16,548
Stock-based compensation	2,520	5,246
Amortization of intangible assets acquired in business combinations	6,287	7,680
Tax impact of above items	(3,305)	(4,923)

Non-GAAP net income	$20,374	$24,551

Non-GAAP diluted net income per common share	$0.23	$0.26

Weighted-average shares used to compute non-GAAP diluted net income per common share	87,645	96,133

	Six-month Period
	Ended June 30,
	2009	2008
GAAP net income from continuing operations	$28,089	$35,761
Stock-based compensation	5,120	10,952
Amortization of intangible assets acquired in business combinations	12,539	15,337
Tax impact of above items	(6,612)	(9,960)

Non-GAAP net income	$39,136	$52,090

Non-GAAP diluted net income per common share	$0.45	$0.54

Weighted-average shares used to compute non-GAAP diluted net income per common share	87,335	97,345

Note 1 – “Non-GAAP diluted net income per common share” (GAAP diluted net income from continuing operations per common share before the impact of stock-based compensation, amortization of intangibles, and other non-recurring events) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company’s performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company’s business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company’s business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period Ended		Six-month Period Ended
	June 30,		June 30,
	(Unaudited)		(Unaudited)
	2009	2008	2009	2008

Media:
Revenue	$58,707	$76,429	$122,233	$151,123
Cost of revenue	28,767	32,372	58,519	65,512

Gross profit	29,940	44,057	63,714	85,611
Operating expenses	16,629	25,175	35,496	50,444

Segment income from operations	$13,311	$18,882	$28,218	$35,167

Comparison Shopping and Search:
Revenue	$38,775	$45,439	$76,292	$102,511
Cost of revenue	6,330	11,800	15,921	25,587

Gross profit	32,445	33,639	60,371	76,924
Operating expenses	22,496	23,145	43,644	51,229

Segment income from operations	$9,949	$10,494	$16,727	$25,695

Affiliate Marketing:
Revenue	$26,059	$29,827	$54,017	$61,027
Cost of revenue	4,034	4,527	7,920	8,726

Gross profit	22,025	25,300	46,097	52,301
Operating expenses	9,743	10,837	19,416	22,120

Segment income from operations	$12,282	$14,463	$26,681	$30,181

Technology:
Revenue	$7,125	$7,633	$13,541	$14,639
Cost of revenue	933	990	1,882	1,856

Gross profit	6,192	6,643	11,659	12,783
Operating expenses	2,714	2,754	5,397	5,505

Segment income from operations	$3,478	$3,889	$6,262	$7,278

Total segment income from operations	$39,020	$47,728	$77,888	$98,321
Corporate expenses	(6,802)	(6,835)	(13,126)	(14,140)
Stock-based compensation	(2,520)	(5,246)	(5,120)	(10,952)
Amortization of intangible assets	(6,287)	(7,680)	(12,539)	(15,337)

Consolidated income from operations	$23,411	$27,967	$47,103	$57,892

Reconciliation of segment revenue to consolidated revenue:
Media	$58,707	$76,429	122,233	$151,123
Comparison Shopping and Search	38,775	45,439	76,292	102,511
Affiliate Marketing	26,059	29,827	54,017	61,027
Technology	7,125	7,633	13,541	14,639
Inter-segment eliminations	(302)	(804)	(678)	(1,650)

Consolidated revenue	$130,364	$158,524	$265,405	$327,650